Variflex Variable Annuity	Issued by:	Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001

Supplement Dated May 26, 2006,
To Prospectus Dated May 1, 2006

The Company is changing the effective date from June 1, 2006 to July 1, 2006 for implementing limits on certain transfers to the Fixed Account. The limits apply only to Contracts with a Guaranteed Rate of 4% or higher. The fourth paragraph under the "Transfers and Withdrawals from the Fixed Account" section of the Prospectus is deleted in its entirety and replaced with the following:

    Effective July 1, 2006, for Contracts with a Guaranteed Rate of 4% or higher, the Company will limit the amount of transfers to the Fixed Account in any Contract Year to $10,000 or 10% of your Contract Value at the beginning of such Contract Year, whichever is greater. The foregoing limit on transfers does not include transfers occurring before July 1, 2006, or transfers under an Automatic Asset Reallocation or Dollar Cost Averaging option, provided that such option as initially implemented or subsequently amended by the Owner does not violate the limit.

Please Retain This Supplement For Future Reference